Supplement to the Fidelity Advisor® Limited Term Bond Fund October 29, 2022 Prospectus
Effective April 1, 2023, the Adviser reduced and replaced the fund's management fee, which consisted of a group fee component plus an individual fee rate, with a flat rate. The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee A	0.20%
Distribution and/or Service (12b-1) fees	None
Other expenses A	0.10%
Total annual operating expenses	0.30%
A Adjusted to reflect current fees.
1 year	$31
3 years	$97
5 years	$169
10 years	$381

The following information replaces similar information found in the "Fund Services" section under the "Advisory Fee(s)" heading.
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:
Fund	Management Fee Rate
Fidelity Advisor® Limited Term Bond Fund	0.20%
BTL-PSTK-0423-101 1.9585866.101	April 1, 2023
Supplement to the Fidelity Advisor® Limited Term Bond Fund Class A, Class M, Class C, Class I, and Class Z October 29, 2022 Prospectus
Effective April 1, 2023, the Adviser reduced and replaced the fund's management fee, which consisted of a group fee component plus an individual fee rate, with a flat rate. The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee A	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses A	0.15%	0.15%	0.18%	0.15%	0.05%
Total annual operating expenses	0.60%	0.60%	1.38%	0.35%	0.25%
Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.05 % B	0.00%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.60%	0.60%	1.38%	0.30%	0.25%
A Adjusted to reflect current fees.
B Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 0.30% (the Expense Cap). If at any time during the current fiscal year expenses for Class I of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$335	$335	$335	$335	$240	$140	$31	$31	$26	$26
3 years	$462	$462	$462	$462	$437	$437	$103	$103	$80	$80
5 years	$601	$601	$601	$601	$755	$755	$188	$188	$141	$141
10 years	$1,004	$1,004	$1,004	$1,004	$1,444	$1,444	$434	$434	$318	$318

The following information replaces similar information found in the "Fund Services" section under the "Advisory Fee(s)" heading.
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:
Fund	Management Fee Rate
Fidelity Advisor® Limited Term Bond Fund	0.20%
LTB-PSTK-0423-142 1.756204.142	April 1, 2023